UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2007

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021
(Commission File Number)	(I.R.S. Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134
(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Waiver and Amendment of Credit Facilities

On August 17, 2007, WCI Communities, Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company, the lenders party thereto, along with Bank of America, N.A., as agent for such lenders, amended the Company’s Senior Revolving Credit Agreement, dated as of June 13, 2006 and previously amended as of April 5, 2007 (the “Revolving Credit Agreement”). The terms of the amended Revolving Credit Agreement include a reduction in the facility size from $850,000,000 to $700,000,000, followed by subsequent reductions to $600,000,000 on July 1, 2008, and to $550,000,000 on July 1, 2009. The interest rate for loans thereunder is LIBOR plus 300 basis points.

Simultaneously, the Company, certain subsidiaries of the Company, the lenders party thereto, along with Key Bank National Association, as agent for such lenders, amended the Company’s Senior Term Loan Agreement, dated as of December 23, 2005 and previously amended as of June 30, 2006 and April 5, 2007 (the “Term Loan Agreement”). The terms of the revised Term Loan Agreement require an immediate reduction in the committed and outstanding amount from $300,000,000 to $262,500,000, with a subsequent reduction to $225,000,000 on July 1, 2008. The interest rate for loans thereunder is LIBOR plus 350 basis points.

Furthermore, simultaneously on August 17, 2007, the Company, Bay Colony-Gateway, Inc. and Resort at Singer Island Properties, Inc. (collectively the “Guarantors”), Wachovia Bank, National Association, as agent for itself and the lenders thereunder, and such lenders, amended the Company’s Third Consolidated, Amended and Restated Revolving Credit Construction Loan Agreement, dated as of September 22, 2005 (the “Tower Loan Agreement”). The revised Tower Loan Agreement is a $390,000,000 construction loan and the interest rate for loans thereunder is the applicable Eurodollar Rate plus 300 basis points.

Modifications to certain covenants and provisions contained in the Revolving Credit Agreement and the Term Loan Agreement include the following:

•

EBITDA to Fixed Charges: Cannot be less than 0.50x at the end of any fiscal quarter through December 31, 2008, 1.0x at March 31, 2009, 1.25x at June 30, 2009, 1.50x at September 30, 2009, 1.75x at December 31, 2009 and 2.0x at the end of any fiscal quarter thereafter.

•	Limitation on Housing Inventory: Maximum permitted inventory is limited to 50% of trailing twelve months homebuilding closings through December 31, 2008, and 35% thereafter.

•	Debt to Tangible Net Worth: Cannot exceed 2.15x at the end of any fiscal quarter through December 31, 2007 and cannot exceed 1.75x at the end of any fiscal quarter thereafter.

Additionally, the Company agreed to provide the lenders under the Revolving Credit Facility and the Term Loan Agreement with mortgages and other security documents covering substantially all of the Company’s assets as security, as well as to obtain appraisals and other property-specific reports. In addition, sales of assets in excess of $100,000,000 and not in the ordinary course of business will require approval by a majority of the lenders under each of the Revolving Credit Agreement and Term Loan Agreement.

The Company also amended the Tower Loan Agreement to provide for the acceleration of repayment of loans under the Tower Loan Agreement upon delivery of tower units and to prohibit any extension or addition of tower loan commitments to the Tower Loan Agreement. The revised Tower Loan Agreement also now contains a cross default to the Revolving Credit Agreement and the Term Loan Agreement.

In addition, the lenders under the Revolving Credit Agreement, the Term Loan Agreement and the Tower Loan Agreement agreed to waive or consent to existing prohibitions on a defined Change of Control to accommodate the change in the membership of the Company’s Board of Directors, contemplated by the Agreement described below.

As of June 30, 2007, $198,500,000 and $162,100,000 of the Company’s outstanding balance on the Revolving Credit Agreement was accruing interest at 8.25% and 7.32%, respectively.

The above description of the amendments to the Revolving Credit Agreement, the Term Loan Agreement and the Tower Loan Agreement is not complete and is qualified in its entirety by the complete text of the second amendment to the Revolving Credit Agreement, the third amendment to the Term Loan Agreement and the first amendment to the Tower Loan Agreement, which are attached to this report as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

Settlement Agreement

On August 20, 2007, the Company and Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership (the “Icahn Parties”) entered into an agreement (the “Agreement”) with respect to the election of directors for the 2007 Annual Meeting of Shareholders of the Company (the “2007 Annual Meeting”), the 2008 Annual Meeting of Shareholders of the Company (the “2008 Annual Meeting”) and certain other related matters.

Pursuant to the terms of the Agreement, the Board of Directors of the Company (the “Board”) will be decreased from ten to nine members (each, a “Director”) immediately prior to the 2007 Annual Meeting. In connection with entry into the Agreement, the Board has agreed to nominate a slate of Directors for election at the 2007 Annual Meeting consisting of Don E. Ackerman, Charles E. Cobb and Hilliard M. Eure, III (the “Incumbent Nominees”), Carl C. Icahn, Keith Meister and David Schechter (the “Icahn Nominees”) and Craig W. Thomas, Nick Graziano and Jonathan R. Macey (the “Other Stockholders Nominees”, and together with the Incumbent Nominees and the Icahn Nominees, the “Company Nominees”). Each of the Icahn Parties has agreed (i) to vote in favor of such nominees at the 2007 Annual Meeting and (ii) to vote in favor of the Incumbent Nominees, or any replacement Directors approved by the Incumbent Nominees, at the 2008 Annual Meeting. The Company and the Icahn Parties have further agreed that at least one Incumbent Nominee will serve on each Committee of the Board (other than the Icahn Nominating Committee and the Other Stockholders Nominating Committee, each as defined in the Agreement).

The parties have agreed that from and after the date of the Agreement until the completion of the 2007 Annual Meeting, the Company shall take no other action to (i) otherwise change the size (whether by increase or decrease) of the Board, other than as contemplated in the Agreement, (ii) amend, in any respect, the certificate of incorporation or bylaws of the Company, other than as contemplated in the Agreement, (iii) issue any of its securities to any person, other than pursuant to the Company’s employee benefits and/or incentive plans or agreements existing as of the date of the Agreement, in each case, in the ordinary course of business and consistent with past practice, (iv) make any change to its capital structure, (v) amend the Company’s Rights Agreement, dated as of January 30, 2007, with Computershare Trust Company, N.A. (the “Rights Agreement”), in any respect, other than as contemplated in the Agreement, or (vi) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of the Icahn Parties, which consent shall not be unreasonably withheld, conditioned or delayed.

From the date of the Agreement until immediately following the 2008 Annual Meeting, the Icahn Parties have also agreed not to oppose or direct, directly or indirectly, any other shareholder to oppose the Incumbent Nominees for election at the 2007 Annual Meeting or 2008 Annual Meeting or nominate or direct, directly or indirectly, any other shareholder to nominate any person for election as Director at the 2007 Annual Meeting or 2008 Annual Meeting other than the Company Nominees. However, the Icahn Parties shall not be required to comply with the agreements described in this paragraph in the event the Company is subject to a proxy contest by a third party seeking to replace the Icahn Nominees or that would have the effect, if successful, of decreasing below one-third, the percentage of the Icahn Nominees’ representation on the Board. In addition, the Icahn Parties have agreed to withdraw their slate of Directors in the existing proxy contest with the Company in connection with the 2007 Annual Meeting.

Also, pursuant to the terms of the Agreement, the Company agreed that simultaneously with the execution of the Agreement, by action of the Board, to amend the Company’s by-laws, in form and substance satisfactory to the Icahn Parties, to (i) provide that from the date of the 2007 Annual Meeting until immediately prior to the date of the 2009 Annual Meeting of Shareholders of the Company (the “2009 Annual Meeting”), the affirmative vote of 88.88% of the authorized number of Directors shall be required to increase or decrease the size of the Board; (ii) establish the Icahn Nominating Committee, the Incumbent Nominating Committee and the Other Stockholders Nominating Committee (each as defined in the Agreement) and delegate to the Icahn Nominating Committee, the Incumbent Nominating Committee and the Other Stockholders Nominating Committee, respectively, the power and the authority to (A) fill any vacancies created in the Board and such committee resulting from the resignation or other cessation in service of any Icahn Nominee, any Continuing Incumbent Director (as defined in the Agreement), or any Other Stockholders Nominee, respectively, in each case, at any time and from time to time prior to the 2009 Annual Meeting, and (B) nominate for Director any Icahn Nominee, Continuing Incumbent Director or Other Stockholders Nominee, respectively, in each case at the 2008 Annual Meeting; and (iii) provide that the foregoing provisions of the Company’s by-laws can only be amended by the Board and by the affirmative vote of 88.88% of the authorized number of Directors.

Further, the Company and the Icahn Parties have agreed that the Company shall cause the 2007 Annual Meeting to be held on August 30, 2007. The Company agreed not to postpone or adjourn the 2007 Annual Meeting, or change the record date thereof, without the prior written consent of the Icahn Parties.

Finally, pursuant to the terms of the Agreement, the Company has agreed to raise the trigger under its limited duration Rights Agreement, as amended, from 15% to 25% (and to exclude therefrom securities, including convertible securities, purchased from the Company pursuant to any offering by WCI to all of its shareholders).

The Agreement may not be amended, modified, or terminated without the approval of both the Company and the Icahn Parties to the Agreement; provided, however, that the approval by a majority of the Board (which majority must include a majority of the Continuing Incumbent Directors) is required to approve any of the foregoing. The Agreement will terminate immediately before the 2009 Annual Meeting, or immediately following the 2007 Annual Meeting if the Icahn Nominees and the Other Stockholders Nominees are not elected to the Board or do not constitute two-thirds of the members of the Board.

The summary of the Agreement is qualified in its entirety by the Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Second Amendment to Rights Agreement

On August 20, 2007, the Company and Computershare Trust Company, N.A. (the “Rights Agent”) entered into the Second Amendment (the “Second Amendment”) to the Rights Agreement, dated as of January 30, 2007 (the “Rights Agreement”). Specifically, the Amendment provides that the definition of “Acquiring Person” has been amended and restated in its entirety to (i) increase the trigger of the Rights Agreement from 15% to 25% beneficial ownership by any Person and (ii) exclude from such percentage shares of Company securities acquired by holders pursuant to any issuance or offering of such securities by the Company to all shareholders of the Company. The summary of the Second Amendment is qualified in its entirety by the Second Amendment, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s entry into the Agreement, Jerry L. Starkey, F. Philip Handy, Lawrence L. Landry, James F. McDonald, Thomas F. McWilliams, Kathleen M. Shanahan and Stewart Turley have agreed not to stand for re-election at the 2007 Annual Meeting. Mr. Starkey continues to serve as the Company’s President and Chief Executive Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board has adopted amendments to Article II, Sections 5 and 6 of the Third Amended and Restated By-Laws of the Company to be effective at the 2007 Annual Meeting, expected to occur on August 30, 2007.

The amendments to Article II, Section 5 provide, among other things: (i) that the Board may from time to time establish committees to serve at the Board’s pleasure which shall be comprised of Board members and have such duties as the Board shall from time to time establish; (ii) for the establishment of the IP Committee, which is designated with the exclusive power and authority to nominate three (3) persons for election as directors at the corporation’s 2008 annual meeting of stockholders, to fill any vacancy on the Board among the Icahn Directors (as defined in the By-laws) and to fill any vacancies on the IP Committee; (iii) for the establishment of the ID Committee, which is designated with the exclusive power and authority to nominate three (3) persons for election as directors at the corporation’s 2008 annual meeting of stockholders, to fill any vacancy on the Board among the Incumbent Directors (as defined in the By-laws) and to fill any vacancies on the ID Committee; and (iv) for the establishment of the OS Committee, which is designated with the power and authority to nominate three (3) persons for election as directors at the corporation’s 2008 annual meeting of stockholders, to fill any vacancy on the Board among the Other Stockholders Directors (as defined in the By-Laws) and to fill any vacancies on the OS Committee (provided, that each of the IP Committee and the ID Committee shall have approved any persons selected by the OS Committee for nomination for election as directors at the corporation’s 2008 annual meeting of stockholders (other than Craig W. Thomas, Nick Graziano and Jonathan R. Macey) and any such vacancy, as the case may be, in each case, by majority vote of each such committee and provided, further, that if the IP Committee and the ID Committee do not so approve of any such person(s) within one (1) month after receipt of the name of the proposed person(s), in lieu of the approval right of the IP Committee and the ID Committee, the entire Board shall have the right to approve of such person(s) by majority vote.

The amendments to Article II, Section 6 provide that from the date of the 2007 Annual Meeting up to but not including the date of the 2009 Annual Meeting, except as otherwise provided in the Agreement, approval of 88.88% of the total authorized number of Directors will be required to increase or decrease the number of directors of the Board, unless the Agreement is terminated or terminates in accordance with its terms.

The summary of the amendment to the By-Laws is qualified in its entirety by the complete text of the amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Third Amended and Restated By-Laws of WCI Communities, Inc.

10.1	Second Amendment to Revolving Credit Agreement between the Company, the lenders party thereto and Bank of America, N.A., dated as of August 17, 2007

10.2	Third Amendment to Term Loan Agreement between the Company, the lenders party thereto and Key Bank National Association, dated as of August 17, 2007

10.3	First Amendment to Tower Loan Agreement among the Company, the Guarantors, the lenders party thereto and Wachovia Bank, National Association, dated as of August 17, 2007

10.4	Agreement, dated August 20, 2007, among WCI Communities, Inc., Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership

10.5	Second Amendment, dated August 20, 2007, to Rights Agreement between WCI Communities, Inc. and Computershare Trust Company, N.A.

99.1	Press Release of WCI Communities, Inc. dated August 20, 2007 (Waiver and Amendment of Credit Facilities)

99.2	Press Release of WCI Communities, Inc. dated August 20, 2007 (Agreement with Icahn Group)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

DATED: August 20, 2007	By:	/s/ James D. Cullen
	Name:	James D. Cullen
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Third Amended and Restated By-Laws of WCI Communities, Inc.

10.1	Second Amendment to Revolving Credit Agreement between the Company, the lenders party thereto and Bank of America, N.A., dated as of August 17, 2007

10.2	Third Amendment to Term Loan Agreement between the Company, the lenders party thereto and Key Bank National Association, dated as of August 17, 2007

10.3	First Amendment to Tower Loan Agreement among the Company, the Guarantors, the lenders party thereto and Wachovia Bank, National Association, dated as of August 17, 2007

10.4	Agreement, dated August 20, 2007, among WCI Communities, Inc., Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership

10.5	Second Amendment, dated August 20, 2007, to Rights Agreement between WCI Communities, Inc. and Computershare Trust Company, N.A.

99.1	Press Release of WCI Communities, Inc. dated August 20, 2007 (Waiver and Amendment of Credit Facilities)

99.2	Press Release of WCI Communities, Inc. dated August 20, 2007 (Agreement with Icahn Group)